DIGITAL LOCATIONS, INC.
NOTICE OF GRANT OF NON-QUALIFIED STOCK OPTIONS

This Non-Qualified Stock Option Agreement consists of this Notice of Grant of Non-Qualified Stock Options (the "**Grant Notice**") and the Non-Qualified Stock Option Award Agreement ("**Agreement**") immediately following. The Non-Qualified Stock Option Agreement sets forth the specific terms and conditions governing this grant of Non-Qualified Stock Options to purchase the total number of shares of common stock, $0.001 par value, per share (the "**Common Stock**") of the Company equal to the number set forth below, at the Exercise Price set forth below. Capitalized terms used in this Grant Notice but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement immediately following.

Name of Optionee:	Rich Berliner
Total No. of shares of Common Stock subject to the Option:	Five Hundred and Four Million (504,000,000)
Grant Date:	December 1, 2021
Expiration Date:	The tenth anniversary of the Grant Date.
Exercise Price:	$0.0074, which shall not be less than the Fair Market Value of one share of Stock on the Grant Date.
Vesting Schedule:	The Option shall vest over a 36-month period from the Grant Date, with a 6-month cliff where zero options shall vest during the first 6 moths, then 84,000,000 Options shall vest at the end of month 6, then 14,000,000 options shall vest at the end of each month from the end of month 7 through the end of month 36. Notwithstanding anything in this Grant Notice and Agreement to the contrary, 100% of the shares of Common Stock subject to the Option shall vest upon a "Sale of Company" as defined in Section 7 of the Agreement.

BY EXECUTING THIS NON-QUALIFIED STOCK OPTION AGREEMENT, THE OPTIONEE ACKNOWLEDGES THAT HE HAS READ AND UNDERSTANDS THE PROVISIONS OF THIS GRANT NOTICE AND THE AGREEMENT AND AGREES THAT THIS GRANT NOTICE AND AGREEMENT SHALL GOVERN THE TERMS AND CONDITIONS OF THIS AWARD.

IN WITNESS WHEREOF, the Corporation and Optionee have duly executed this Non-Qualified Stock Option Agreement, and this Non-Qualified Stock Option Agreement shall be effective as of the Grant Date set forth above.

DIGITAL LOCATIONS, INC.	**OPTIONEE**
By: ______________________	______________________
Print Name: William E. Beifuss, Jr.	Rich Berliner
Its: President	

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

This Non-Qualified Stock Option Award Agreement ("**Agreement**") is between Digital Locations, Inc., a Nevada corporation ("**Corporation**" **or "Company"**) and the individual ("**Optionee**") identified in the Notice of Grant of Non-Qualified Stock Options ("**Grant Notice**"), and is effective as of the grant date referenced in the Grant Notice ("**Grant Date**"). This Agreement supplements the Grant Notice to which it is attached, and, together, with the Grant Notice, constitutes the "Non-Qualified Stock Option Agreement" referenced in the Grant Notice.

RECITALS

A. The Corporation recognizes that Optionee's services are uniquely valuable to the Corporation.

B. In recognition of such services, the Corporation's Board of Directors (the "**Board**") desires to approve this grant of non-qualified stock options to Optionee to provide Optionee with an incentive for outstanding performance.

C. In consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Optionee agree as follows:

AGREEMENT

1. **Definitions.** For purposes of this Agreement, the following terms shall have the following meanings:

(a) "**Code**" shall mean the Internal Revenue Code of 1986, as amended from time to time. All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(b) "**Disability**" shall have the meaning ascribed to it in the Independent Contractor Agreement.

(c) "**Independent Contractor Agreement**" means the Independent Contractor Agreement between the Corporation and Optionee dated October 1, 2021.

(d) "**Fair Market Value**" means the previous days' closing price of the Corporation's Stock as quoted on OTC Markets.

(e) "**Stock**" means the common stock of the Corporation, $0.001 par value per share.

2. **Grant of Option.** Subject to the terms of this Agreement, the Corporation grants to Optionee the right and option to purchase from the Corporation all or any part of the aggregate number of shares of Common Stock specified in the Grant Notice (**"Option"**). The Option granted under this Agreement **is not** intended to be an "Incentive Stock Option" under Section 422 of the Code.

3. **Consideration**. The grant of the Option is made in consideration of the services to be rendered by the Optionee to the Corporation.

4. **Exercise Price.** The exercise price under this Agreement is the exercise price per share of Stock specified in the Grant Notice, as determined by the Board, which **shall not** be less than the Fair Market Value of a share of Stock on the Grant Date.

5. **Vesting of Option.** Subject to Optionee's continued service and as otherwise provided in the Grant Notice, the Option shall vest and become exercisable according to the vesting schedule set forth in the Grant Notice.

6. **Exercise of Option.** Unless Optionee has been terminated for Cause, pursuant to Section 11(b) herein, this Option may be exercised in whole or in part at any time after it vests in accordance with Section 4 and before the Expiration Date (as defined below) by delivery of a written notice of exercise (under Section 6 below) and payment of the exercise price, or via "cashless exercise" as set forth in Section 6, below, or any other method permitted by the Board and communicated to Optionee before the date Optionee exercises the Option.

7. **Method of Exercising Option.** Subject to the terms of this Agreement, the Option may be exercised by timely delivery to the Corporation of written notice, which notice shall be effective on the date received by the Corporation. The notice shall state Optionee's election to exercise the Option and the number of underlying shares in respect of which an election to exercise has been made. Such notice shall be signed by Optionee, or if the Option is exercised by a person or persons other than Optionee because of Optionee's death or Disability, such notice must be signed by such other person or persons and shall be accompanied by proof acceptable to the Corporation of the legal right of such person or persons to exercise the Option.

In addition to paying the Exercise Price in cash, the Optionee may exercise all or any part of this Option in a "cashless" or "net-issue" exercise (a "Cashless Exercise"), pursuant to which the Optionee shall be entitled to receive a number of Option Shares calculated using the following formula:

$$X = \frac{Y * (A - B)}{A}$$

with: X = the number of Option Shares to be issued to the Optionee

Y = the number of Option Shares with respect to which the Option is being exercised

A = the last Weighted Average Price immediately preceding the time of delivery of the Notice of Exercise giving rise to the applicable "cashless exercise", as set forth in the applicable Notice of Exercise (to clarify, the "last Weighted Average Price" will be the last Weighted Average Price as calculated over an entire Trading Day such that, if this Option is exercised at a time that the primary Trading Market is open, then the prior Trading Day's Weighted Average Price shall be used in this calculation)

B = the then-current Exercise Price of the Option

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Option Shares issued in a cashless exercise transaction shall be deemed to

have been acquired by the Optionee in accordance with Section 3(a)(9) of the Securities Act, and the holding period for such Option Shares shall be deemed to have commenced, on the date this Option was originally issued.

8. **Sale of Company.** Notwithstanding any other provisions of this Agreement, any unvested portion of the Option shall fully vest if Optionee is actively under contract with the Corporation (or actively providing services as a member of the Corporation's Board of Directors) on the date of the closing of a transaction that results in a Sale of Company. For purposes of this Agreement, "**Sale of Company**" means: (i) any reorganization, consolidation or merger of the Corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the capital stock of the surviving corporation); or (ii) any disposition of all or substantially all of the assets of the Corporation.

9. **Automatic Exercise of the Option**. If the Option vests pursuant to Section 8 above, then upon or immediately prior to the Sale of Company, without any action on the part of Optionee, the Option shall be canceled in exchange for a cash payment, or equivalent amount of in kind consideration from the Sale of Company transaction, that is pari-passu with common stockholders of the Company. Any such payment shall be made within thirty (30) days following the closing of the transaction that results in the Sale of Company, and consideration from such Sale of Company was received by the Company.

10. **Term of Option.** The Option granted under this Agreement expires, unless sooner terminated, ten (10) years from the Grant Date, through and including the normal close of business of the Corporation on the tenth (10th) anniversary of the Grant Date (the "**Expiration Date**").

11. **Termination of Service.**

(a) If Optionee's service is terminated for any reason other than Cause, death or Disability, the Option shall lapse (to the extent vested but not exercised) on the earlier of: (i) the Expiration Date; or (ii) six (6) months after the date Optionee's service is terminated. The Option may be exercised only if the Option was exercisable by Optionee immediately prior to his termination of service. In no event shall the Option be exercisable after the Expiration Date.

(b) If the Optionee's service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable. For purposes of this Section 11(b), **Cause** means (a) the Optionee's breach of a material obligation under this Agreement; (b) the Optionee's failure to adhere in any material respect to any written Corporation policy if such policy is material to the effective performance by the Optionee of his duties under this Agreement, and if the Optionee has been given a reasonable opportunity to cure his failure to comply within the thirty-day period preceding termination of this Agreement, provided that if the Optionee cures his failure to comply with such a policy and then fails again to comply with the same policy, no further opportunity to cure that failure shall be required; (c) the appropriation (or attempted appropriation) of a material business opportunity of the Corporation, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Corporation (other than through stock options, bonuses and other incentives provided by the Corporation to the Optionee); (d) the misappropriation (or attempted

misappropriation) of any of the Corporation's funds or property; or (e) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, or a crime involving moral turpitude, dishonesty, or fraud.

12. **Death or Disability**. Upon Optionee's death or Disability and prior to the termination of Optionee's service to the Company, the Option shall not lapse (to the extent vested but not exercised) until the Expiration Date. After the Optionee's death, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Optionee's death.

13. **Withholding; Tax Advice.** The Corporation shall have the power to withhold, or require Optionee to remit to the Corporation, the amount necessary to satisfy federal, state, and local withholding tax requirements with respect to the exercise of the Option. To the extent that alternative methods of withholding are available under applicable tax laws, the Corporation shall have the power to choose among such methods. To the extent permissible under applicable tax, securities, and other laws, the Corporation may, in its sole discretion, permit Optionee to satisfy a tax withholding requirement by: (a) using already owned shares of Stock that have been held by Optionee for at least six (6) months or longer (which holding period may be waived by the Corporation); (b) a broker-assisted "cashless" transaction; (c) directing the Corporation to apply shares of Stock to which Optionee is otherwise entitled to satisfy the required withholding amount; or (d) personal check or other cash equivalent acceptable to the Corporation. The Optionee hereby acknowledges that neither the Corporation nor any of its representatives has provided to Optionee any tax-related advice with respect to the matters covered by this Agreement. The Optionee understands and acknowledges that Optionee is solely responsible for obtaining his own tax advice with respect to the matters covered by this Agreement.

14. **Nontransferability of Options.** The Options granted by this Agreement shall not be transferable by Optionee or any other person claiming through Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or as permitted by the Board.

15. **No Right to Continued Service.** This Agreement shall not be construed to confer upon Optionee any right to continue service with the Corporation and shall not limit the right of the Corporation, in its sole and absolute discretion, to terminate Optionee's service at any time.

16. **Administration.** This Agreement shall at all times be administered by the Board. The Board shall have the sole and complete discretion with respect to all matters under this Agreement and decisions of the Board with respect thereto and to this Agreement shall be final and binding upon Optionee and the Corporation.

17. **Adjustments.** Notwithstanding anything in this Agreement to the contrary, in the event of any stock splits, reverse stock splits, stock dividends, consolidations, recapitalizations, reorganizations or other changes in the Corporation's capital structure, the Board shall make an equitable proportionate adjustment in the number of shares of Stock subject to the Option, as appropriate, to prevent the dilution or enlargement of Optionee's rights under this Agreement.

18. Volume Limitation on Resale. Notwithstanding anything to the contrary in this Agreement, for as long as the Option Shares are held by the Optionee or Optionee's affiliates and related parties, and the Company's Common Stock is publicly traded, and the Optionee or Optionee's assignees desires to sell the Option Shares in the open market, the Optionee or Optionee's assignees hereby agrees to the following volume limitations within a rolling 90-day window:

(a) One percent (1%) of the shares of the Company's Common Stock outstanding, as shown by the most recent report or statement published by the Company if the shares of the Company's Common Stock are traded on the over-the-counter market, including the OTCQB, or

(b) The average weekly reported volume of trading in the shares of the Company's Common Stock on a national securities exchange during the previous four calendar weeks, if the shares of the Company's Common Stock are traded on a national securities exchange. For the purpose of this Agreement, a "national securities exchange" shall mean the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE MKT or the NYSE and any successor to the foregoing.

19. Compliance with Applicable Laws. The Corporation shall not be required to deliver any shares of Stock pursuant to the exercise of the Option if, in the opinion of counsel for the Corporation, such issuance would violate the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable federal or state securities laws, regulations, or rules of the exchange or quotation system on which the shares of Stock are listed. Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue or deliver any certificates evidencing shares of Stock, make any book entry credits, or take any other action to evidence the ownership of shares of Stock pursuant to the exercise or settlement of the Option, unless and until the Corporation has determined, with advice of counsel, that the issuance and delivery of such certificates, book entry credits, or other evidence of ownership, is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates, book entry credits, or other evidence of ownership delivered pursuant to this Agreement are subject to any stop-transfer orders and other restrictions as the Corporation deems necessary or advisable to comply with applicable law and the rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Corporation may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Corporation may require that Optionee make such reasonable covenants, agreements, and representations as the Corporation, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

20. No Shareholders Rights. The Optionee will have no voting rights or any other rights as a shareholder of the Corporation with respect to the Option until Optionee has become the holder of record of such shares of Stock underlying the Option.

21. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Nevada.

22. **Amendment.** This Agreement may only be amended with the written approval of Optionee and the Corporation, provided, that, to the extent any modification, alteration or amendment is made pursuant to the adjustment provisions of Section 17, or is necessary to comply with any provision of applicable law, rule or regulation, or to secure favorable tax treatment for Optionee or the Corporation, the Corporation may act unilaterally to modify, alter or amend the Agreement. The provisions of this Agreement may not be waived or modified unless such waiver or modification is in writing and signed by a representative of the Board.

23. **Entire Agreement; Severability.** This Agreement constitutes the entire, final, and complete agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, promises, understandings, negotiations, representations, and commitments, both written and oral, between the parties hereto with respect to the subject matter hereof. If any provision of this Agreement, or the application of any such provision to any person or circumstance, is held to be unenforceable or invalid by any court of competent jurisdiction or under any applicable law, the parties hereto shall negotiate an equitable adjustment to the provisions of this Agreement with the view to effecting, to the greatest extent possible, the original purpose and intent of this Agreement, and in any event, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.